UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2019

Carnival Corporation			Carnival plc
(Exact name of registrant as specified in its charter)			(Exact name of registrant as specified in its charter)

Republic of Panama			England and Wales
(State or other jurisdiction of incorporation)			(State or other jurisdiction of incorporation)

001-9610			001-15136
(Commission File Number)			(Commission File Number)

59-1562976			98-0357772
(IRS Employer Identification No.)			(IRS Employer Identification No.)

3655 N.W. 87th Avenue			Carnival House, 100 Harbour Parade,
Miami,	Florida	33178-2428	Southampton	SO15 1ST,	United Kingdom
(Address of principal executive offices) (Zip Code)			(Address of principal executive offices) (Zip Code)

(305)	599-2600	011	44 23 8065 5000
(Registrant’s telephone number, including area code)		(Registrant’s telephone number, including area code)

None		None
(Former name or former address, if changed since last report.)		(Former name, former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock ($0.01 par value)	Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
(Title of each class)	(Title of each class)

CCL	CUK
(Trading Symbol)	(Trading Symbol)

New York Stock Exchange, Inc.	New York Stock Exchange, Inc.
(Name of each exchange on which registered)	(Name of each exchange on which registered)

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On December 20, 2019, Carnival Corporation & plc issued a press release entitled “CARNIVAL CORPORATION & PLC REPORTS FOURTH QUARTER AND FULL YEAR EARNINGS.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press release, dated December 20, 2019 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date:	December 20, 2019	Date:	December 20, 2019